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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of GelTex Pharmaceuticals, Inc. of our report dated February 23, 1999 relating to the financial statements of RenaGel LLC appearing in GelTex Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                            /s/  PRICEWATERHOUSECOOPERS LLP
                                                 --------------------------
                                                 PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 4, 2000